EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------



     The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of stock options and shares of Mentor Graphics common stock related to the option exchange offer to optionees of Exemplar Logic, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 17, 1998.


                                       WALDEN C. RHINES
                                       -----------------------------------
                                       Signature


                                       Walden C. Rhines
                                       -----------------------------------
                                       Type or Print Name

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------



     The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of stock options and shares of Mentor Graphics common stock related to the option exchange offer to optionees of Exemplar Logic, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 16, 1998.


                                       GREGORY K. HINCKLEY
                                       -----------------------------------
                                       Signature


                                       Gregory K. Hinckley
                                       -----------------------------------
                                       Type or Print Name

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------



     The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of stock options and shares of Mentor Graphics common stock related to the option exchange offer to optionees of Exemplar Logic, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 15, 1998.


                                       ANTHONY B. ADRIAN
                                       -----------------------------------
                                       Signature


                                       Anthony B. Adrian
                                       -----------------------------------
                                       Type or Print Name

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------



     The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of stock options and shares of Mentor Graphics common stock related to the option exchange offer to optionees of Exemplar Logic, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 16, 1998.


                                       DAVID A. HODGES
                                       -----------------------------------
                                       Signature


                                       David A. Hodges
                                       -----------------------------------
                                       Type or Print Name

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------



     The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of stock options and shares of Mentor Graphics common stock related to the option exchange offer to optionees of Exemplar Logic, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 17, 1998.


                                       FONTAINE K. RICHARDSON
                                       -----------------------------------
                                       Signature


                                       Fontaine K. Richardson
                                       -----------------------------------
                                       Type or Print Name

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------



     The undersigned, an officer and/or director of MENTOR GRAPHICS CORPORATION appoints WALDEN C. RHINES, GREGORY K. HINCKLEY AND DEAN FREED, his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) any and all instruments which the attorney may deem necessary or advisable in order to enable Mentor Graphics to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of stock options and shares of Mentor Graphics common stock related to the option exchange offer to optionees of Exemplar Logic, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Mentor Graphics or as an officer or director of Mentor Graphics) a Registration Statement on Form S-8 and any amendment (including post-effective amendments) or application for amendment in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: December 17, 1998.


                                       JON A. SHIRLEY
                                       -----------------------------------
                                       Signature


                                       Jon A. Shirley
                                       -----------------------------------
                                       Type or Print Name